                                                                  Exhibit (e)(3)

          SERVICE REQUEST

          P L A T I N U M
-------------------------
    Investor(SM) Survivor
-------------------------
   THE UNITED STATES LIFE
--------------------------------------------------------------------------------

Platinum Investor Survivor -- Fixed Option
------------------------------------------
   . Division 242 - USL Declared Fixed Interest Account

Platinum Investor Survivor -- Variable Divisions
------------------------------------------------
AIM Variable Insurance Funds
----------------------------
   . Division 201 - AIM V.I. International Growth
   . Division 202 - AIM V.I. Premier Equity

American Century Variable Portfolios, Inc.
------------------------------------------
   . Division 203 - VP Value

Ayco Series Trust
-----------------
   . Division 211 - Ayco Growth

Credit Suisse Trust
-------------------
   . Division 241 - Small Cap Growth

Dreyfus Investment Portfolios
-----------------------------
   . Division 214 - MidCap Stock

Dreyfus Variable Investment Fund
--------------------------------
   . Division 212 - Quality Bond
   . Division 213 - Developing Leaders

Fidelity Variable Insurance Products Fund
-----------------------------------------
   . Division 218 - VIP Asset Manager
   . Division 217 - VIP Contrafund
   . Division 215 - VIP Equity-Income
   . Division 216 - VIP Growth

Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
   . Division 243 - Franklin U.S. Government
   . Division 244 - Mutual Shares Securities
   . Division 245 - Templeton Foreign Securities

Janus Aspen Series
------------------
   . Division 219 - International Growth
   . Division 221 - Mid Cap Growth
   . Division 220 - Worldwide Growth

J.P. Morgan Series Trust II
---------------------------
   . Division 222 - JPMorgan Small Company

MFS Variable Insurance Trust
----------------------------
   . Division 225 - MFS Capital Opportunities
   . Division 223 - MFS Emerging Growth
   . Division 226 - MFS New Discovery
   . Division 224 - MFS Research

Neuberger Berman Advisers Management Trust
------------------------------------------
   . Division 227 - Mid-Cap Growth

PIMCO Variable Insurance Trust
------------------------------
   . Division 229 - PIMCO Real Return
   . Division 228 - PIMCO Short-Term
   . Division 230 - PIMCO Total Return

Putnam Variable Trust
---------------------
   . Division 231 - Putnam VT Diversified Income
   . Division 232 - Putnam VT Growth and Income
   . Division 233 - Putnam VT Int'l Growth and Income

SAFECO Resource Series Trust
----------------------------
   . Division 234 - Equity
   . Division 235 - Growth Opportunities

The Universal Institutional Funds, Inc.
---------------------------------------
   . Division 236 - Equity Growth
   . Division 237 - High Yield

VALIC Company I
---------------
   . Division 204 - International Equities
   . Division 205 - Mid Cap Index
   . Division 206 - Money Market I
   . Division 207 - Nasdaq-100 Index
   . Division 208 - Science & Technology
   . Division 209 - Small Cap Index
   . Division 210 - Stock Index

Vanguard Variable Insurance Fund
--------------------------------
   . Division 238 - High Yield Bond
   . Division 239 - REIT Index

Van Kampen Life Investment Trust
--------------------------------
   . Division 240 - Growth & Income


USL 0094 REV 0403

                                                                                                             Variable Universal Life
                                                                                                           Insurance Service Request
United States Life Insurance Company in the City of New York ("USL")
Member of American International Group, Inc.

                                                                                                Complete and return this request to:
                                                                                                               Administrative Center
                                                                                               PO Box 4880 . Houston, TX. 77210-4880
                                                       (800) 251-3720 or Hearing Impaired (TDD) (888) 436-5258 . Fax: (877) 445-3098

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[ ] POLICY           1.   POLICY #:                                     CONTINGENT INSURED:
    IDENTIFICATION                  -----------------------------------                     ----------------------------------------
                                                                        CONTINGENT INSURED:
                                                                                            ----------------------------------------
COMPLETE THIS SECTION     Address:                                                                         New Address (yes) (no)
  FOR ALL REQUESTS.                -----------------------------------------------------------------------
                          Primary Owner (If other than an insured):
                                                                    --------------------------------------
                          Address:                                                                         New Address (yes) (no)
                                   -----------------------------------------------------------------------
                          Primary Owner's S.S. No. or Tax I.D. No.                       Phone Number: (     )           -
                                                                   ---------------------                       ---------   ---------
                          Joint Owner (If applicable):
                                                       ---------------------------------------------------
                          Address:                                                                         New Address (yes) (no)
                                   -----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

[ ] NAME             2.   Change Name Of: (Circle One)   Contingent Insured   Owner   Payor   Beneficiary
    CHANGE

 Complete this section    Change Name From: (First, Middle, Last)                Change Name To: (First, Middle, Last)
 if the name of one of
    the Contingent        ----------------------------------------------------   ---------------------------------------------------
Insureds, Owner, Payor    Reason for Change: (Circle One) Marriage   Divorce   Correction   Other (Attach copy of legal proof)
  or Beneficiary has
changed. (Please note,
 this does not change
    the Contingent
Insureds, Owner, Payor
    or Beneficiary
     designation.)

------------------------------------------------------------------------------------------------------------------------------------

[ ] CHANGE IN        3.   INVESTMENT DIVISION                                    PREM %   DED %
    ALLOCATION
    PERCENTAGES           (242) USL Declared Fixed Interest Account
                                -----------------------------------              ------   -----
  Use this section to     AIM Variable Insurance Funds
 indicate how premiums    ----------------------------
 or monthly deductions    (201) AIM V. I. International Growth
 are to be allocated.                                                            ------   -----
  Total allocation in     (202) AIM V. I. Premier Equity
each column must equal                                                           ------   -----
  100%; whole numbers
         only.            American Century Variable Portfolios, Inc.
                          ------------------------------------------
                          (203) VP Value
 Ayco Series Trust is                                                            ------   -----
   not available for
 premium allocations.     Ayco Series Trust
                          -----------------
SAFECO Resource Series    (211) Ayco Growth                                        NA
Trust is available only                                                                   -----
  for owners who had
  allocations before      Credit Suisse Trust
  5/1/03 (even if the     -------------------
  owner had no SAFECO     (241) Small Cap Growth
balance as of 5-1-03).                                                           ------   -----

                          Dreyfus Investment Portfolios
                          -----------------------------
                          (214) MidCap Stock
                                                                                 ------   -----

                          Dreyfus Variable Investment Fund
                          --------------------------------
                          (212) Quality Bond
                                                                                 ------   -----
                          (213) Developing Leaders
                                                                                 ------   -----

                          Fidelity Variable Insurance Products Fund
                          -----------------------------------------
                          (218) VIP Asset Manager
                                                                                 ------   -----
                          (217) VIP Contrafund
                                                                                 ------   -----
                          (215) VIP Equity-Income
                                                                                 ------   -----
                          (216) VIP Growth
                                                                                 ------   -----

                          Franklin Templeton Variable Insurance Products Trust
                          ----------------------------------------------------
                          (243) Franklin U.S. Government
                                                                                 ------   -----
                          (244) Mutual Shares Securities
                                                                                 ------   -----
                          (245) Templeton Foreign Securities
                                                                                 ------   -----

                          Janus Aspen Series
                          ------------------
                          (219) International Growth
                                                                                 ------   -----
                          (221) Mid Cap Growth
                                                                                 ------   -----
                          (220) Worldwide Growth
                                                                                 ------   -----

                          J.P. Morgan Series Trust II
                          ---------------------------
                          (222) JPMorgan Small Company
                                                                                 ------   -----

                          MFS Variable Insurance Trust
                          ----------------------------
                          (225) MFS Capital Opportunities
                                                                                 ------   -----
                          (223) MFS Emerging Growth
                                                                                 ------   -----
                          (226) MFS New Discovery
                                                                                 ------   -----
                          (224) MFS Research
                                                                                 ------   -----

                          Neuberger Berman Advisers Management Trust
                          ------------------------------------------
                          (227) Mid-Cap Growth
                                                                                 ------   -----

                          PIMCO Variable Insurance Trust
                          ------------------------------
                          (229) PIMCO Real Return
                                                                                 ------   -----
                          (228) PIMCO Short-Term
                                                                                 ------   -----
                          (230) PIMCO Total Return
                                                                                 ------   -----

                          Putnam Variable Trust
                          ---------------------
                          (231) Putnam VT Diversified Income
                                                                                 ------   -----
                          (232) Putnam VT Growth and Income
                                                                                 ------   -----
                          (233) Putnam VT Int'l Growth and Income
                                                                                 ------   -----

                          SAFECO Resource Series Trust
                          ----------------------------
                          (234) Equity
                                                                                 ------   -----
                          (235) Growth Opportunities
                                                                                 ------   -----

                          The Universal Institutional Funds, Inc.
                          ---------------------------------------
                          (236) Equity Growth
                                                                                 ------   -----
                          (237) High Yield
                                                                                 ------   -----

                          VALIC Company I
                          ---------------
                          (204) International Equities
                                                                                 ------   -----
                          (205) Mid Cap Index
                                                                                 ------   -----
                          (206) Money Market I
                                                                                 ------   -----
                          (207) Nasdaq-100 Index
                                                                                 ------   -----
                          (208) Science & Technology
                                                                                 ------   -----
                          (209) Small Cap Index
                                                                                 ------   -----
                          (210) Stock Index
                                                                                 ------   -----

                          Vanguard Variable Insurance Fund
                          --------------------------------
                          (238) High Yield Bond
                                                                                 ------   -----
                          (239) REIT Index
                                                                                 ------   -----

                          Van Kampen Life Investment Trust
                          --------------------------------
                          (240) Growth & Income
                                                                                 ------   -----
                          Other:
                                -------------------------------                  ------   -----

                                                                                  100%     100%

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USL 0094 REV 0403

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
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[ ] MODE OF          4.
    PREMIUM               Indicate frequency and premium amount desired: $          Annual $         Semi-Annual $         Quarterly
    PAYMENT/BILLING                                                        --------          -------               -------
    METHOD CHANGE
                                                                         $          Monthly (Bank Draft Only)
                                                                           --------

  Use this section to     Indicate billing method desired:      Direct Bill          Pre-Authorized Bank Draft
  change the billing                                       ----             --------
frequency and/or method   (attach a Bank Draft Authorization Form and "Void" Check)
  of premium payment.
Note, however, that USL
will not bill you on a    Start Date:        /        /
 direct monthly basis.                -------  -------  -------
 Refer to your policy
    and its related
prospectus for further
information concerning
 minimum premiums and
   billing options.

------------------------------------------------------------------------------------------------------------------------------------

[ ] LOST POLICY      5.   I/we hereby certify that the policy of insurance for the listed policy
    CERTIFICATE           has been            LOST            DESTROYED            OTHER.
                                   ----------      ----------           ----------
 Complete this section    Unless I/we have directed cancellation of the policy, I/we request that a:
   if applying for a
    Certificate of
Insurance or duplicate                         Certificate of Insurance at no charge
  policy to replace a               ----------
   lost or misplaced
   policy. If a full                           Full duplicate policy at a charge of $25
  duplicate policy is               ----------
  being requested, a
 check or money order     be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
for $25 payable to USL    policy to USL for cancellation.
must be submitted with
     this request.

------------------------------------------------------------------------------------------------------------------------------------

[ ] DOLLAR COST      6.   Designate the day of the month for transfers:     (choose a day from 1-28)
    AVERAGING                                                           ---
                          Frequency of transfers (check one):      Monthly         Quarterly         Semi-Annually          Annually
                                                              ----         -------           -------               --------

($5,000 minimum initial   I want: $        ($100 minimum, whole dollars only) taken from the Money Market I Division and transferred
accumulation value) An              ------
amount may be deducted    to the following Divisions:
 periodically from the
Money Market I Division   AIM Variable Insurance Funds
 and placed in one or     ----------------------------
 more of the Divisions    (201) AIM V.I. International Growth                    $
    listed. The USL                                                                --------
Declared Fixed Interest   (202) AIM V.I. Premier Equity                          $
    Account is not                                                                 --------
 available for Dollar
Cost Averaging. Please    American Century Variable Portfolios, Inc.
refer to the prospectus   ------------------------------------------
for more information on   (203) VP Value                                         $
    the Dollar Cost                                                                --------
   Averaging Option.
    Note: Automatic       Credit Suisse Trust
  Rebalancing is not      -------------------
available if the Dollar   (241) Small Cap Growth                                 $
 Cost Averaging Option                                                             --------
      is chosen.
                          Dreyfus Investment Portfolios
SAFECO Resource Series    -----------------------------
Trust is available only   (214) MidCap Stock                                     $
  for owners who had                                                               --------
  allocations before
  5/1/03 (even if the     Dreyfus Variable Investment Fund
  owner had no SAFECO     --------------------------------
balance as of 5-1-03).    (212) Quality Bond                                     $
                                                                                   --------
                          (213) Developing Leaders                               $
                                                                                   --------

                          Fidelity Variable Insurance Products Fund
                          -----------------------------------------
                          (218) VIP Asset Manager                                $
                                                                                   --------
                          (217) VIP Contrafund                                   $
                                                                                   --------
                          (215) VIP Equity-Income                                $
                                                                                   --------
                          (216) VIP Growth                                       $
                                                                                   --------

                          Franklin Templeton Variable Insurance Products Trust
                          ----------------------------------------------------
                          (243) Franklin U.S. Government                         $
                                                                                   --------
                          (244) Mutual Shares Securities                         $
                                                                                   --------
                          (245) Templeton Foreign Securities                     $
                                                                                   --------

                          Janus Aspen Series
                          ------------------
                          (219) International Growth                             $
                                                                                   --------
                          (221) Mid Cap Growth                                   $
                                                                                   --------
                          (220) Worldwide Growth                                 $
                                                                                   --------

                          J.P. Morgan Series Trust II
                          ---------------------------
                          (222) JPMorgan Small Company                           $
                                                                                   --------

                          MFS Variable Insurance Trust
                          ----------------------------
                          (225) MFS Capital Opportunities                        $
                                                                                   --------
                          (223) MFS Emerging Growth                              $
                                                                                   --------
                          (226) MFS New Discovery                                $
                                                                                   --------
                          (224) MFS Research Division                            $
                                                                                   --------

                          Neuberger Berman Advisers Management Trust
                          ------------------------------------------
                          (227) Mid-Cap Growth                                   $
                                                                                   --------

                          PIMCO Variable Insurance Trust
                          ------------------------------
                          (229) PIMCO Real Return                                $
                                                                                   --------
                          (228) PIMCO Short-Term                                 $
                                                                                   --------
                          (230) PIMCO Total Return                               $
                                                                                   --------

                          Putnam Variable Trust
                          ---------------------
                          (231) Putnam VT Diversified Income                     $
                                                                                   --------
                          (232) Putnam VT Growth and Income                      $
                                                                                   --------
                          (233) Putnam VT Int'l Growth and Income                $
                                                                                   --------

                          SAFECO Resource Series Trust
                          ----------------------------
                          (234) Equity
                                                                                   --------
                          (235) Growth Opportunities
                                                                                   --------

                          The Universal Institutional Funds, Inc.
                          ---------------------------------------
                          (236) Equity Growth                                    $
                                                                                   --------
                          (237) High Yield                                       $
                                                                                   --------

                          VALIC Company I
                          ---------------
                          (204) International Equities                           $
                                                                                   --------
                          (205) Mid Cap Index                                    $
                                                                                   --------
                          (207) Nasdaq-100 Index                                 $
                                                                                   --------
                          (208) Science & Technology                             $
                                                                                   --------
                          (209) Small Cap Index                                  $
                                                                                   --------
                          (210) Stock Index                                      $
                                                                                   --------

                          Vanguard Variable Insurance Fund
                          --------------------------------
                          (238) High Yield Bond                                  $
                                                                                   --------
                          (239) REIT Index                                       $
                                                                                   --------

                          Van Kampen Life Investment Trust
                          --------------------------------
                          (240) Growth & Income                                  $
                                                                                   --------

                          Other:                                                 $
                                --------------------------------                   --------

                                  INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
                          --------

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USL 0094 REV 0403

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
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[ ] AUTOMATIC        7.   Indicate frequency:         Quarterly             Semi-Annually            Annually
    REBALANCING                              --------           -----------               ----------

    ($5,000 minimum                             (Division Name or Number)                              (Division Name or Number)
accumulation value) Use
 this section to apply                   %:                                                       %:
for or make changes to    --------------    ---------------------------------    --------------     --------------------------------
 Automatic Rebalancing                   %:                                                       %:
    of the variable       --------------    ---------------------------------    --------------     --------------------------------
divisions. Please refer                  %:                                                       %:
 to the prospectus for    --------------    ---------------------------------    --------------     --------------------------------
more information on the                  %:                                                       %:
 Automatic Rebalancing    --------------    ---------------------------------    --------------     --------------------------------
        Option.                          %:                                                       %:
                          --------------    ---------------------------------    --------------     --------------------------------
     Note: Dollar                        %:                                                       %:
 Cost Averaging is not    --------------    ---------------------------------    --------------     --------------------------------
   available if the                      %:                                                       %:
 Automatic Rebalancing    --------------    ---------------------------------    --------------     --------------------------------
   Option is chosen.                     %:                                                       %:
                          --------------    ---------------------------------    --------------     --------------------------------
  Ayco  Series Trust                     %:                                                       %:
 and SAFECO Resource      --------------    ---------------------------------    --------------     --------------------------------
Series Trust new
             ---                         %:                                                       %:
Automatic Rebalancing     --------------    ---------------------------------    --------------     --------------------------------
  may be restricted.


------------------------------------------------------------------------------------------------------------------------------------

[ ] CORRECT AGE      8.                     Initial Here To Revoke Automatic Rebalancing Election.
                          -----------------

  Use this section to
correct the age of any    Name of Contingent Insured for whom this correction is submitted:
 person covered under                                                                       ----------------------------------
 this policy. Proof of    Correct DOB:            /             /
  the correct date of                 ------------  ------------  ------------
 birth must accompany
     this request.

------------------------------------------------------------------------------------------------------------------------------------

[ ] TRANSFER OF      9.                                          (Division Name or Number)          (Division Name or Number)
    ACCUMULATED
    VALUES                Transfer $          or       % from                                to                                .
                                     --------    -----        -------------------------------   -------------------------------
  Use this section if
 you want to move money   Transfer $          or       % from                                to                                .
   between divisions.                  --------    -----        -------------------------------   -----------------------------

The minimum amount for    Transfer $          or       % from                                to                                .
 transfers is $500.00.               --------    -----        -------------------------------   -------------------------------
  Withdrawals from the
   USL Declared Fixed     Transfer $          or       % from                                to                                .
 Interest Account to a               --------    -----        -------------------------------   -------------------------------
 Variable Division may
  only be made within     Transfer $          or       % from                                to                                .
  the 60 days after a                --------    -----        -------------------------------   -------------------------------
 contract anniversary.
      See transfer        Transfer $          or       % from                                to                                .
  limitations outlined               --------    -----        -------------------------------   -------------------------------
  in prospectus. If a
  transfer causes the     Transfer $          or       % from                                to                                .
     balance in any                  --------    -----        -------------------------------   -------------------------------
 division to drop below
 $500, USL reserves the   Transfer $          or       % from                                to                                .
 right to transfer the               --------    -----        -------------------------------   -------------------------------
   remaining balance.
     Amounts to be        Transfer $          or       % from                                to                                .
 transferred should be               --------    -----        -------------------------------   -------------------------------
 indicated in dollar or
  percentage amounts,     Transfer $          or       % from                                to                                .
maintaining consistency              --------    -----        -------------------------------   -------------------------------
      throughout.

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[ ] REQUEST FOR     10.               I request a partial surrender of $            or            % of the net cash surrender value.
    PARTIAL               -----------                                   ------------   -----------
    SURRENDER/
    POLICY LOAN                       I request a loan in the amount of $             .
                          -----------                                    -------------
  Use this section to
  apply for a partial                 I request the maximum loan amount available from my policy.
   surrender from or      -----------
  policy loan against
   policy values. For
  detailed information
  concerning these two    Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
  options please refer    percentages in effect, if available; otherwise they are taken pro-rata from the USL Declared Fixed
to your policy and its    Interest Account and Variable Divisions in use.
related prospectus. If
applying for a partial
surrender, be sure to
complete the Notice of
Withholding section of
  this Service Request
  in addition to this
        section.
                          ----------------------------------------------------------------------------------------------------------
      Ayco Series
    Trust and SAFECO      ----------------------------------------------------------------------------------------------------------
 Resource Series Trust
  new transfers may be    ----------------------------------------------------------------------------------------------------------
  ---
      restricted.

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USL 0094 REV 0403

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
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[ ] NOTICE OF       11.   The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING           subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding
 Complete this section    apply by checking the appropriate box below. If you elect not to have withholding apply to your
  if you have applied     distribution or if you do not have enough income tax withheld, you may be responsible for payment of
for a partial surrender   estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated
     in Section 11.       tax are not sufficient.

                          Check one:              I do want income tax withheld from this distribution.
                                    -------------

                                                  I do not want income tax withheld from this distribution.
                                    -------------

                          If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

------------------------------------------------------------------------------------------------------------------------------------

[ ] AFFIRMATION/    12.   ----------------------------------------------------------------------------------------------------------
    SIGNATURE             CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that I am not subject to backup withholding under Section 3406(a)
                          (1)(c) of the Internal Revenue Code.

 Complete this section    The Internal Revenue Service does not require your consent to any provision of this document other than
   for ALL requests.      the certification required to avoid backup withholding.
                          ----------------------------------------------------------------------------------------------------------

                          Dated at                               this              day of
                                  ------------------------------     -------------        ----------------------------, ------------
                                  CITY, STATE


                          X                                                         X
                          ------------------------------------------------------    ------------------------------------------------
                           SIGNATURE OF OWNER                                        SIGNATURE OF WITNESS


                          X                                                         X
                          ------------------------------------------------------    ------------------------------------------------
                           SIGNATURE OF JOINT OWNER                                  SIGNATURE OF WITNESS


                          X                                                         X
                          ------------------------------------------------------    ------------------------------------------------
                           SIGNATURE OF ASSIGNEE                                     SIGNATURE OF WITNESS

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USL 0094 REV 0403